                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 2007

                               AmCOMP Incorporated
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             (Exact name of registrant as specified in its charter)

         Delaware                   000-51767                 65-0636842
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      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

   701 U.S. Highway One, North Palm Beach, Florida               33408
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (561) 840-7171
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
FISCAL YEAR.

      The Board of  Directors of AmCOMP  Incorporated  (the  "Company")  amended
Article IV of the Company's Bylaws (the "Bylaws"), effective as of September 28,
2007, to allow for the issuance of uncertificated shares.

      The full text of the Bylaws,  as amended,  is filed as Exhibit 3.1 to this
Current  Report,  and  amended  Article  IV thereof  is  incorporated  herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits

      3.1               Amended and Restated Bylaws

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       AmCOMP INCORPORATED

Dated: October 4, 2007                 By: /s/ George E. Harris
                                           -------------------------------------
                                           Name: George E. Harris
                                           Title:  Senior Vice President,
                                                   General Counsel and Secretary